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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2003

UGC Europe, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

005-55939
(Commission File Number)

20-0173340
(I.R.S. Employer Identification Number)

4643 South Ulster Street
Suite 1300, Denver, CO 80237
(Address and zip code of principal executive offices)

303-220-4204
(Registrant's telephone number, including area code)

Item 5. Other Events and Required FD Disclosure

        On October 27, 2003, UPC Polska, Inc. ("UPC Polska") filed a first amended plan of reorganization and a related first amended disclosure statement with the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") in connection with UPC Polska's pending case filed on July 7, 2003 under Chapter 11 of the United States Bankruptcy Code (Case No. 03-14358). UPC Polska is a subsidiary of UGC Europe, Inc. which in turn is a subsidiary of UnitedGlobalCom, Inc. A copy of UPC Polska's first amended disclosure statement (including the first amended plan of reorganization) filed with the U.S. Bankruptcy Court is included herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

Exhibit Number	Description
99.1	Form of first amended disclosure statement jointly proposed by the UPC Polska and UPC Polska Finance, Inc., dated October 27, 2003, together with Annex A (first amended plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code), incorporated by reference from the Form 8-K, filed by UPC Polska (Commission File No. 000-22877) on October 28, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGC EUROPE, INC.
By:	/s/ GENE W. SCHNEIDER
Name:	Gene W. Schneider
Title:	Chief Executive Officer

Dated: October 28, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Form of first amended disclosure statement jointly proposed by the UPC Polska and UPC Polska Finance, Inc., dated October 27, 2003, together with Annex A (first amended plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code), incorporated by reference from the Current Report on Form 8-K filed by UPC Polska (Commission File No. 000-22877) with the Securities and Exchange Commission on October 28, 2003.

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  Item 5. Other Events and Required FD Disclosure
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX